Events Occurring After the Reporting Date	12 Months Ended
Jan. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events Occurring After the Reporting Date
39	Events occurring after the reporting date

On February 1, 2021, Naked Brand Group Ltd (“The Company”) received an instruction to issue 29,415,000 ordinary shares at a price of US$1.70 for net proceeds of US$46,920,170, based on a Placement Agent Agreement with Maxim Group LLC date January 27, 2021.

On February 9, 2021, the Company repaid its loan facility held with the Bank of New Zealand. The total settlement amount was NZ$14,779,607 and included interest of NZ$17,436 and fees of NZ$262,171.

On February 23, 2021, the Company announced that it had received notification from the Nasdaq that the Company had regained compliance with Nasdaq’s minimum bid price requirement.

On February 24, 2021 the Company entered into a Securities Purchase Agreement (the “SPA”) with certain accredited investors, pursuant to which the Company will sell to the investors in a private placement an aggregate of US$100,000,000 of units (“Units”), each unit consisting of one ordinary share, no par value, and one warrant, each warrant entitling the holder to purchase one ordinary share (the “Warrant Shares”) at an initial exercise price of US$1.13. The units will be sold at a price per Unit of US$0.93, resulting in the issuance of an aggregate of 107,526,882 Units (representing an aggregate of 107,526,882 ordinary shares and 107,526,882 warrants. On March 11, 2021 the SPA was amended which reduced the price per unit from US$0.93 to US$0.85 resulting in aggregate ordinary shares of 117,647,059 and 117,647,059 warrants. The exercise price of the warrants was also reduced from US$1.13 to US$0.935 and expire five years from the date of the closing. They can be exercised on a net share exercise basis at any time. The Company plans to use the proceeds to pay down certain liabilities and fund working capital.

On February 25, 2021, we exchanged the Prior Note issued in April 2020 for 4,002,789 Ordinary Shares. Prior to the exchange, through a board resolution, the conversion price of the Note issued in April was reduced from US$4.00 per share to US$0.60 per share resulting in an additional 3,403,703 shares compared to the previously announced estimate of 599,086 in the October Prospectus.

On March 11, 2021 the Company consummated the offer and sale of an aggregate of 117,647,059 units (“Units”), each unit consisting of one ordinary share, no par value and one warrant to certain accredited investors pursuant to the previously disclosed Securities Purchase Agreement between the Company and Investors, dated as of February 24, 2021 (as amended, the “SPA”). The Company received net proceeds of US$95,000,000 from the sale of the units, after offering expenses. The units, ordinary shares, and warrants issued pursuant to the SPA were offered and sold, and the ordinary shares issuable upon the exercise of the Warrants were offered, in private placements to accredited investors. No underwriting discounts or commissions were paid with respect to such sales.

In April, 2021, Esousa Holdings LLC, Streeterville Capital LLC and Aquitas collectively acquired 99,787,027 ordinary shares, which were issued upon exercise of the warrants and accounted for no more than 9.9% of this class of share at the time of issuance.

On April 19, 2021 Mark Ziirsen was appointed as Chief Financial Officer, replacing Cheryl Durose.

On April 26, 2021, the Group received a notice from Nasdaq’s Listing Qualifications Department stating that, for the 30 consecutive business days ending April 23, 2021, the closing bid price for the Ordinary Shares had been below the minimum of $1.00 per share required for continued inclusion on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). The notification letter stated that we would be afforded 180 calendar days (until October 25, 2021) to regain compliance with the minimum bid price requirement. In order to regain compliance, the closing bid price for the Ordinary Shares must be at least $1.00 per share for a minimum of ten consecutive business days. The notification letter also stated that in the event we do not regain compliance within the 180-day period, we may be eligible for additional time.

The Nasdaq notification did not have any immediate effect on the listing of the Ordinary Shares, and the Ordinary Shares continue to trade uninterrupted under the symbol “NAKD”. Naked management intends to actively monitor the bid price for the Ordinary Shares and will consider all available options to regain compliance with the Nasdaq minimum bid price requirement.

On January 21, 2021, the Company announced plans to undertake a transformative restructure in which it would dispose of its bricks-and-mortar operations in order to focus exclusively on its e-commerce business. To that end, the Company signed a non-binding and non-exclusive term sheet to divest its Bendon Limited (“Bendon”) subsidiary, to a group composed of existing management of the Company, including Justin Davis-Rice, the Executive Chairman and Chief Executive Officer of the Company, and Anna Johnson, the Chief Executive Officer of Bendon (the “Bendon Sale”). On April 23, 2021, the Company held an Extraordinary General Meeting of Shareholders, at which shareholders approved the Bendon Sale. On April 30, 2021, the Company signed a conditional share sale agreement for the Bendon Sale (the “Bendon Share Sale Agreement”) and simultaneously consummated the transactions contemplated thereby.

Following the Bendon Sale, the Group’s sole operating entity will be FOH Online Corp. (“FOH”). Through FOH, we are the exclusive licensee of the Frederick’s of Hollywood global online license, under which we sell Frederick’s of Hollywood intimates products, sleepwear and loungewear products, swimwear and swimwear accessories products, and costume products.